Exhibit 32.2

Certification by the Chief Financial Officer
Relating to a Periodic Report Containing Financial Statements

I, Deborah S. Maddocks, Vice President - Finance, of PAULA Financial, a Delaware corporation (the “Company”), each certify that:

(1)           The Company’s periodic report on Form 10-Q for the period ended September 30, 2003 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The financial statements and disclosures contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

*              *              *

VICE PRESIDENT - FINANCE

/s/ Deborah S. Maddocks
Deborah S. Maddocks

Date:	November 13, 2003